Exhibit 99.1

sitiveID Rodman & Renshaw Annual Global Investment Conference P Be Secure. Be Positive

Safe Harbor Statement Information contained in this presentation may contain forward-looking statements, including, for example, the belief that PositiveID will use its expertise in personal health records and identity theft protection to provide secure access to critical personal data, the belief that the company's acquisition strategy will grow the breadth of its consumer offers and expand its business offers, the belief that PositiveID's personal health record improves efficiency and outcomes of patient care, the belief that PositiveID's identity security products and services will evolve from protection to prevention, the belief that PositiveID provides cross-marketing opportunities across the company's customer bases, the belief that PositiveID's expanded product offering will create "stickiness" and increase the life-time value of its customers, the belief that PositiveID Corporation will benefit from federal stimulus funding, the belief that the merger of VeriChip Corporation and Steel Vault Corporation will eliminate duplicative public company costs, and the belief that the merger provides a solid foundation from which to grow the company organically and through acquisition. These forward-looking statements are not statements of historical facts and represent only VeriChip's and/or Steel Vault's beliefs regarding future performance, which is inherently uncertain. There are a variety of factors, many of which are beyond VeriChip's and Steel Vault's control, which affect operations, performance, business strategy and results and could cause actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement and Plan of Reorganization; (2) the inability to complete the merger due to the failure to obtain the requisite stockholder approval or the failure to satisfy other conditions to the merger; (3) those factors set forth in VeriChip's Form 10-K, Form 10-Q and other filings with the SEC; (4) those factors set forth in Steel Vault's Form 10-K, Form 10-Q and other filings with the SEC; and (4) the risk that expected synergies and benefits of the merger will not be realized within the expected time frame or at all. Many of the factors that will determine the outcome of the subject matter of this communication are beyond VeriChip's or Steel Vault's ability to control or predict. Neither VeriChip nor Steel Vault undertake any obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future results or otherwise. Additional Information and Where to Find It On September 8, 2009, VeriChip and Steel Vault issued a joint press release announcing the signing of an Agreement and Plan of Reorganization, among VeriChip, Steel Vault and VeriChip Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of VeriChip (the "Acquisition Subsidiary"), pursuant to which the Acquisition Subsidiary will be merged with and into Steel Vault, with Steel Vault surviving and becoming a wholly-owned subsidiary of VeriChip (the "Merger"). Upon the consummation of the Merger, each outstanding share of Steel Vault's common stock will be converted into 0.5 shares of VeriChip common stock. In connection with the Merger, VeriChip intends to file with the Securities and Exchange Commission (" SEC") a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus of VeriChip and Steel Vault. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about VeriChip, Steel Vault and the proposed transaction. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC's web site (www.sec.gov). In addition, investors and security holders may obtain a free copy of other documents filed by VeriChip or Steel Vault by directing a written request, as appropriate, to VeriChip at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations, or to Steel Vault at 1690 South Congress Avenue, Suite 200 Delray Beach, Florida 33445, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction. VeriChip, Steel Vault and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of VeriChip is also included in VeriChip's Form 10-K which was filed with the SEC on February 12, 2009. Additional information regarding the directors and executive officers of Steel Vault is also included in Steel Vault's proxy statement (Form DEF 14A) for the 2009 annual meeting of Steel Vault's stockholders, which was filed with the SEC on February 9, 2009, as amended. These documents are available free of charge at the SEC's website (www.sec.gov) and by contacting Investor Relations at the addresses above. 2

The Company PositiveID provides identification tools and technologies to protect consumers and businesses 3

Opportunity PositiveID will use its expertise in personal health records and identity theft protection to provide secure access to your critical personal data 98,000 deaths per year due to medical errors Less than 5% of the total patient population uses a PHR People's health information is decentralized, disorganized and unsecured Identity theft is the number one crime in the U.S. Over 40 million people subscribe to credit monitoring/reporting services at a cost of $5.7 billion per year PositiveID puts people in control of their personal health records and financial information, bridging the gap between secure medical records and identity security Billions in stimulus funding available for healthcare and electronic medical records Acquisition strategy to grow breadth of consumer offers and expand business offers 4

The Business Business Synergies: convergence of personal health records and identity security services PositiveID protects your critical data through security, accessibility and monitoring We offer: Health Link - robust, web-based, patient-centric personal health record Identity security services through NationalCreditReport.com - credit monitoring and reporting Signed up 15,000 subscribers in first six months of marketing Joins a well capitalized Nasdaq company with a growing identity security business Benefits: Improved health care Identity theft protection We give you 24/7 peace of mind 5

6 Convergence

PositiveID Healthcare Products & Services Health Link personal health record Web-based personal health record maintained by the individual One of the components of the Health Link system, cleared by the FDA in 2004 Provides emergency contact information, complete summary of the individual's medical history, advance directives, etc. Can gather data from many sources and make information accessible online to anyone who has the electronic credentials to view the information such as a hospital ER or physician Improves efficiency and outcomes of patient care Secure link to various electronic medical records Microsoft HealthVault 7

Patient-Centric Personal Health Record Patient-Centric Personal Health Record Government Standards Employers 8 Health Link is technology agnostic and interoperable

Other PositiveID Healthcare Products & Services Intellectual property Glucose-sensing microchip and other sensor applications Phase I successfully completed Bio-sensor applications for the detection of biological threats including H1N1 virus Secure identifier technology to access electronic medical records Other uses of RFID (and other identification technology to improve PHR access and your health) 9

PositiveID Identity Security Products & Services NationalCreditReport.com identity security services including credit monitoring and reporting Additional complementary products and services to be added to increase member retention Monitoring of personal information through public records (federal, state and county databases) Cyber monitoring of known criminal websites National criminal database monitoring/background search Pay-day loan monitoring Document storage and vault Will evolve from protection to prevention 10

PositiveID Advantages Cross marketing opportunities: cross-sell the NationalCreditReport.com customer base the Health Link personal health record and vice-versa Expanded product offering - creates "stickiness;" increases life-time value of customers Differentiates PositiveID in the identity security market place as the company that also secures your health and personal information Differentiates PositiveID as the only personal health record that offers identity theft protection 11

12 PositiveID Financial Snapshot On a pro forma basis (as of June 30, 2009) PositiveID has $6.1 million in cash and no debt Nasdaq listed On a basic basis, PositiveID will have 18.6 million shares outstanding On a fully diluted basis, PositiveID will have 23.6 million shares outstanding

Public Company Comps Company Symbol Recent Share Price Rev (MRQ) (000s) Run Rate Revs (000s) Market Cap Multiple: Market Cap/Revs Axcess International Inc AXSI $0.39 $1,083 $4,332 $12.18M 2.8 ID Systems IDSY $3.37 $2,934 $11,736 $36.77M 3.1 Eclipsys Corp. ECLP $18.06 $130,166 $520,664 $1.01B 1.9 PrimeCare Systems PCYS $0.02 $27 $108 $1.26M 11.7 Streamline Health Solutions STRM $2.85 $3,751 $15,004 $26.66M 1.8 athenahealth ATHN $37.78 $42,099 $168,396 $1.27B 7.5 On Track Innovations OTIV $1.62 $5,235 $20,940 $35.42M 1.7 ImageWare Systems IWSY $0.70 $1,667(1) $6,668 $12.70M(2) 1.9 L-1 Identity Solutions ID $7.33 $150,189 $600,756 $649.19M 1.1 Document Security Systems DMC $1.94 $2,779 $11,116 $28.20M 2.5 Experian EXPGY $7.35 $968,250 $3,873,000 $7.54B 1.9 ID Watchdog IDW.V $0.39 $1,214 $4,846 $19.54M 4.0 Lifelock(3) Private N/A $20,895 $83,580 $220.0M 2.6 Average 3.4 (1) As of June 30, 2008 (2) Based on shares outstanding at quarter ended June 30, 2008 (3) Lifelock analysis based on Jan. 2008 valuation following Goldman Sachs investment 13

Highlights PositiveID will use its expertise in personal health records and identity theft protection to provide secure access to your critical personal data Joins a well capitalized Nasdaq company with a bulletin board company that has a growing identity security business Eliminates duplicative public company costs Increased marketplace exposure, improved liquidity and access to equity and debt markets Combines the strengths of the management team Provides a solid foundation from which to grow the company organically and through acquisition 14